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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                         -----------------------------

Date of Report (date of earliest event reported):  November 5, 1997

               NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION
            (Exact name of Registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

     File 33-64249                                    51-0337491
(Commission File Number)    (I.R.S. Employer Identification No.)


2850 West Golf Road Rolling Meadows, Illinois              60008
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: 847-734-4275



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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Matters.

          On November 5, 1997, the Registrant, a wholly-owned subsidiary of Navistar Financial Corporation ("NFC"), purchased a pool of retail instalment sale contracts for, and retail loans evidenced by notes secured by, medium and heavy-duty trucks, buses and trailers with an aggregate outstanding principal balance as of October 1, 1997 of $408,527,638.36 (collectively, the "Initial Receivables") from NFC for a purchase price equal to the principal balance of the Initial Receivables as of October 1, 1997.

          On November 13, 1997, the Registrant purchased a pool of retail instalment sale contracts for, and retail loans evidenced by notes secured by, medium and heavy-duty trucks, buses and trailers with an aggregate outstanding principal balance as of November 8, 1997 of $91,466,751.20 (collectively, the "Subsequent Receivables" and collectively with the Initial Receivables, the "Receivables") from NFC for a purchase price equal to the principal balance of the Subsequent Receivables as of November 8, 1997.

          The Registrant paid a portion of the purchase price of the Receivables from the net cash proceeds of the issuance of the securities (as described below) and paid the remainder with an intercompany advance from NFC.

          Upon the transfer of the Initial Receivables, the Registrant immediately transferred the Initial Receivables to the Navistar Financial 1997-B Owner Trust (the "Trust"). The Trust issued five classes of notes (the "Notes") backed by the Receivables. The net cash proceeds of the issuance of the Notes were $498,792,146.88, which were transferred to the Registrant. A portion of the net cash proceeds were used to pay approximately $450,000 of transaction fees and expenses, to fund a $21,447,701.01 deposit into a reserve account as credit support for the Receivables and to fund a $91,472,361.64 deposit into a pre-funding account as funds for the purchase of the Subsequent Receivables. The balance of the net cash proceeds was paid to NFC as part of the purchase price for the Initial Receivables.

          Upon the transfer of the Subsequent Receivables, the Registrant immediately transferred the Subsequent Receivables to the Trust. In return for the Subsequent Receivables, the Trust transferred an amount of cash equal to the principal balance of the Subsequent Receivables as of November 8, 1997 to the Registrant from the pre-funding account. The Registrant then transferred that same amount to NFC as the purchase price for the Subsequent Receivables.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits:

          See attached Exhibit Index.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NAVISTAR FINANCIAL RETAIL
                                   RECEIVABLES CORPORATION


Date: December 18, 1997            By: /s/ R. Wayne Cain
                                   ------------------------------------
                                   Name:   R. Wayne Cain
                                   Title:  Vice President and Treasurer

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                                 EXHIBIT INDEX

Exhibit No.    Description

1.1 Underwriting Agreement between the Registrant, NFC and Credit Suisse First Boston Corporation, as Representative of the several Underwriters named on Schedule I thereto, dated October 22, 1997


4.1            Indenture between the Trust and the Indenture Trustee, dated
               November 5, 1997

4.2 Trust Agreement between the Registrant and the Owner Trustee, dated November 5, 1997

10.1           Purchase Agreement between NFC and the Registrant, dated
               November 5, 1997

10.2 Pooling and Servicing Agreement among the Registrant, NFC and the Trust, dated November 5, 1997

10.3           Custodian Agreement between NFC and the Registrant, dated
               November 5, 1997

10.4 Administration Agreement among NFC, the Trust and the Indenture Trustee, dated November 5, 1997